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                                                                      EXHIBIT 23

                    Consent of Independent Public Accountants

         As independent public accountants, we hereby consent to the incorporation by reference of our reports dated January 26, 2001 and to all references to our firm, included in this Form 10-K, into the Company's previously filed Registration Statement Files Nos. 33-63523, 33-64628, 33-59938, 33-64741, 33-66780, 33-65604, 333-62435, 333-38847, 333-48571 and 333-53638.





                                               ARTHUR ANDERSEN LLP






Atlanta, Georgia
March 21, 2001